SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement [_] Confidential, For Use of the Commission Only
                                            (As Permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              IBIZ TECHNOLOGY CORP.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              iBIZ Technology Corp.
                              1919 West Lone Cactus
                                Phoenix, AZ 85021

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD ?, 2001

                                                                Phoenix, Arizona
                                                                October 19, 2001

         The annual meeting of stockholders (the "Annual Meeting") of iBiz Technology Corp., a Florida corporation (the "Company"), will be held at our offices at 1919 West Lone Cactus, Phoenix, AZ 85021 on November 21, 2001 at 10:00 AM (local time) for the following purposes:


     1. Election three members to the Company's board of directors, each to hold office until his or her successor is elected and qualified;

     2. Amend the Company's certificate of incorporation to increase the authorized amount of capital stock from 100,000,000 shares to 500,000,000 shares, of which 450,000,000 shall be common stock and 50,000,000 shall be preferred stock;

     3. Adoption of the 1999 Stock Option Plan;

     4. Adoption of the 2001 Stock Option Plan;

     5. Ratification of the appointment of the firm of Moffitt & Co. PC as independent accountants auditors for the fiscal year end October 31, 2001; and

     6. Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the proxy statement, which is attached and made a part of this Notice.

         The board of directors has fixed the close of business on September 5, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.
                                             By Order of the Board of Directors,

                                                            /s/ Terry S. Ratliff
                                                                       Secretary

                                    IMPORTANT
                                    ---------
 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY
                             iBIZ TECHNOLOGY, CORP.
                              1919 West Lone Cactus
                                Phoenix, AZ 85021


                                 PROXY STATEMENT

GENERAL

         This proxy statement is furnished in connection with the solicitation by the board of directors (the "Board") of iBiz Technology Corp., a Florida corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at our offices at 1919 West Lone Cactus, Phoenix, AZ 85021 on November 21, 2001 at 10:00 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.001 par value per share, on September 5, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 99,862,248 shares of common stock.

         Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Annual Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Annual Meeting and elects to vote in person.

         The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the common stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

         This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about October 19, 2001.

         Stockholders of the Company's common stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

         Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this proxy statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Annual Meeting (including any proposal to adjourn the Annual Meeting).

         Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Annual Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. The affirmative vote, of a majority of the shares of common stock outstanding, in person or by proxy and entitled to vote on such matter is required for approval of the amendment to our certificate of incorporation to increase our authorized capital stock. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Annual Meeting.

                                 PROPOSAL NO. 1

                  ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

         The Board proposes the election of the current directors of the Company for an additional term of one year. Following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

         The iBIZ Board has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Accordingly, directors are compensated for their service to the Company pursuant to the terms of their employment agreements. The Board is responsible for supervision of the overall affairs of the Company. In fiscal 2000, Board business was conducted by consents in lieu of meetings. The directors executed nine consents in lieu of meeting. Following the Annual Meeting, the Board will consist of three directors. The term of each director continues until the next annual meeting or until successors are elected. No director holds any other directorships in reporting companies. The nominees for director are Kenneth W. Schilling, Terry S. Ratliff, and Mark H. Perkins.

         Kenneth W. Schilling founded INVNSYS' predecessor, SouthWest Financial Systems, in 1979, and has been Chief Executive Officer, President and a Director since INVNSYS' founding. Mr. Schilling studied for a B.S. in electrical engineering at the University of Pittsburgh from 1970 to 1972 but left for military service prior to receiving his degree.

         Terry S. Ratliff joined INVNSYS in 1989 as controller and has served as Vice President, Secretary and a Director since March 5, 1999, and was appointed Chief Financial Officer on July 1, 2000. Ms. Ratliff studied accounting at Nicholls State University in Thibodaux, Louisiana.

        Mark H. Perkins joined INVNSYS in 1994 and currently serves as Executive Vice President. Mr. Perkins was appointed to iBIZ's Board on March 5, 1999. Prior to his joining INVNSYS, Mr. Perkins was employed at American Express as a project manager for major systems implementation, a position he held for eight years. Mr. Perkins earned a degree in business management from California State University-Sonoma.

Employment Agreements

         Employment Agreement For Kenneth W. Schilling. Effective July 12, 2001, Kenneth W. Schilling and iBIZ entered into an Employment Agreement (the "Agreement"). Under the Agreement, Mr. Schilling has been retained to act as President and Chief Executive Officer of iBIZ. The Agreement is for a term of three years ending July 12, 2004. Under the Agreement, Mr. Schilling shall receive an annual base salary of $250,000. Mr. Schilling will also receive three hundred thousand (300,000) options to purchase three hundred thousand (300,000) shares of common stock of iBIZ at an exercise price to be determined by the Board based upon the closing price of the Company's common stock. In addition, Mr. Schilling will also receive a bonus equal to one percent 1% of the total sales of the Company recorded in the preceding fiscal quarter.

         Employment Agreement For Terry Ratliff. Effective July 12, 2001, Terry Ratliff and iBIZ entered into an Employment Agreement (the "Agreement"). Under the Agreement, Ms. Ratliff has been retained to act as Vice-President and Chief Financial Ofificer and Secretary of iBIZ. The Agreement is for a term of three years ending July 12, 2004. Under the Agreement, Ms. Ratliff shall receive an annual base salary of $150,000. Ms. Ratliff will also receive three hundred thousand (300,000) options to purchase three hundred thousand (300,000) shares of common stock of iBIZ at an exercise price to be determined by the Board based upon the closing price of the Company's common stock. In addition, Ms. Ratliff will also receive a bonus equal to one percent 1% of the total sales of the Company recorded in the preceding fiscal quarter.

         Employment Agreement For Mark Perkins. Effective July 12, 2001, Mark Perkins and iBIZ entered into an Employment Agreement (the "Agreement"). Under the Agreement, Mr. Perkins has been retained to act as Executive Vice-President of iBIZ. The Agreement is for a term of three years ending July 12, 2004. Under the Agreement, Mr. Perkins shall receive an annual base salary of $150,000. Mr. Perkins will also receive three hundred thousand (300,000) options to purchase three hundred thousand (300,000) shares of common stock of iBIZ at an exercise price to be determined by the Board based upon the closing price of the Company's common stock. In addition, Mr. Perkins will also receive a bonus equal to one percent 1% of the total sales of the Company recorded in the preceding fiscal quarter.

         In addition to the foregoing, each Agreement contains the following termination provisions:

         "(a) Termination By The Company For Cause: The Company shall have the right to terminate this Agreement and to discharge Employee for cause (hereinafter "Cause"), and all compensation to Employee shall cease to accrue upon discharge of Employee for Cause. For the purposes of this Agreement, the term "Cause" shall mean (i) Employee's conviction of a felony; (ii) the alcoholism or drug addiction of Employee; (iii) gross negligence or willful misconduct of Employee in connection with his duties hereunder; (iv) the determination by any regulatory or judicial authority (including any securities self-regulatory organization) that Employee directly violated, before or after the date hereof, any federal or state securities law, any rule or regulation adopted thereunder; or (v) the continued and willful failure by Employee to substantially and materially perform his material duties hereunder.

         (b) Termination By The Company Without Cause: In the event Employee's employment hereunder shall be terminated by the Company for other than Cause:
(1) the Employee shall thereupon receive as severance in a lump sum payment from the Company the amount of one (1) year of Salary in effect at the time of such termination.

         (c) Resignation: In the event Employee resigns without Reason, he shall receive any unpaid fixed salary through such resignation date and such benefits to which he is entitled by law, and shall also receive a lump sum payment from the Company in the amount of six (6) months Salary in effect at the time of such resignation.

         (d) Change of Control: In the event of a Change in Control, as hereinafter defined, the Company shall pay the Employee in a lump sum the amount of three (3) years of annual Salary in effect at the time of such Change in Control. Such payment and grant shall be made regardless of the continuation or termination of Employee's employment with the Company after a Change of Control, and shall be in addition to, and not in lieu of, any other payments or issuances due pursuant to the terms of this agreement. For purposes hereof, a Change in Control shall be deemed to have occurred (i) if there has occurred a "change in control" as such term is used in Item 1 (a) of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, at the date hereof ("Exchange Act") or (ii) if there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Exchange Act."



Recommendation of the Board for Proposal No. 1:

THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES.

                                 PROPOSAL NO. 2

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

         The Board of the Company proposes amending the Company's certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 450,000,000 and to authorize the creation of 50,000,000 shares of blank check preferred stock. The Company currently has authorized capital stock of 100,000,000 of shares of common stock and approximately 99,862,248 shares of common stock are outstanding as of the Record Date. The Board believes that the increase in authorized shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

INCREASE IN AUTHORIZED COMMON STOCK

         The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock would remain unchanged under this proposal.

         As of September 5, 2001, a total of 99,862,248 shares of the Company's currently authorized shares of common stock are issued and outstanding. The 99,862,248 issued shares represent substantially all of the Company's authorized shares of common stock. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

         One of the effects of proposed amendment might be to enable the Board to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (such as private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action could discourage an acquisition of the Company, which stockholders might view as desirable.

CREATION OF BLANK CHECK PREFERRED STOCK

         The amendment to the certificate of incorporation will create 50,000,000 authorized shares of "blank check" preferred stock. Article IV of the proposed amendment to the certificate of incorporation attached as Exhibit "A" to this proxy statement contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed amendment to the certificate of incorporation as set forth in Exhibit "A."

         The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

         Subject to the provisions of the Company's amendment to the certificate of incorporation and the limitations prescribed by law, the Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other annual rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The Board is seeking stockholder approval of an amendment to the certificate of incorporation which would give the Board flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Company and its stockholders. The Company has no immediate definitive plans to issue any shares of preferred stock. Therefore, the terms, rights and features of a preferred stock subject to this proposal cannot be stated or predicted with certainty.

         It is not possible to state the effects of the proposed amendment upon the rights of holders of common stock until the Board determines the respective rights of the holders of one or more series of preferred stock. However, the issuance of shares of preferred stock pursuant to the Board's authority described above may adversely affect the rights of the holders of common stock. Specifically, the effects of such issuances of preferred stock could include (i) reduction of the amount of cash otherwise available for payment of dividends on common stock, if any, (ii) restrictions on dividends on common stock, (iii) dilution of the voting power of common stock, and (iv) restrictions on the rights of holders of common stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of preferred stock. For example, preferred stock issued by the Company may rank prior to the common stock as to dividend rights, liquidation preferences or both, may have full or limited voting rights, and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock could decrease the amount of earnings and assets allocable to or available for distribution to holders of common stock and adversely affect the rights and powers, including voting rights of the common stock, and may discourage bids for the common Stock or may otherwise adversely affect the market price of the common Stock.

         The amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its common stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board for any proper corporate purpose. Such purposes could include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

         Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

         While the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders' interests.

              Unless marked otherwise, proxies received will be voted "FOR" the approval of this Proposal No. 1. amending the certificate of incorporation of the Company requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company.


Recommendation of the Board for Proposal No. 2:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE CERTIFCATE OF INCORPORATION.

                                 PROPOSAL NO. 3

                         EMPLOYEE 1999 STOCK OPTION PLAN

         At the Annual Meeting, the shareholders are being asked to approve the iBIZ Technology Corp. 1999 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan was adopted by the Board on January 31, 1999 and amended on August 3, 2001. The Stock Option Plan provides for the grant of stock options to purchase common stock to eligible directors, officers, key employees, and service providers of iBIZ. The Stock Option Plan covers an aggregate maximum of ten million (10,000,000) shares of common stock and provides for the granting of non-qualified stock options. Under the Stock Option Plan, the exercise price may not be less than the fair market value of the common stock on the date of the grant of the option. As of September 30, 2001, 4,005,000 options (the "Options") had been granted (net of cancelled and exercised) under the plan at exercise prices of between $0.53 and $5.00. As of September 30, 2001, the market price of the stock was $0.03. The Options have been granted for periods ranging from one
(1) to ten (10) years, subject to earlier cancellation upon termination of employment, resignation, disability and death. The Options vest pursuant to the terms of each individual option, which to date have ranged from immediate to a five (5) year period. Approximately 53 people are eligible to participate in the Stock Option Plan.

         The Stock Option Plan benefits currently have no value, as all of the outstanding options were issued at exercise prices greater than the current price of the Company's stock. Ken Schilling, C.E.O., holds 250,000 options. Terry Ratliff, C.F.O., V.P. and Secretary, holds 350,000 options. Mark Perkins, Exec. V.P., holds 350,000 options. The Executive Group, which includes all of the Directors, collectively holds 1,450,000 options, while the non-executive officer and employee group holds 1,935,000 options.

         The Board administers and interprets the Stock Option Plan and is authorized to grant options thereunder to all eligible persons. In the event the Board has at least two (2) members who are not either employees or officers of iBIZ or of any parent or subsidiary of iBIZ, the Stock Option Plan will be administered by a committee of not less than two (2) persons who are such independent directors. The Board designates the optionees, the number of shares subject to the options and the terms and conditions of each option. Certain changes in control of iBIZ, as defined in the Stock Option Plan, will cause the options to vest immediately. Each option granted under the Stock Option Plan must be exercised, if at all, during a period established in the grant that may not exceed ten (10) years from the date of grant. An optionee may not transfer or assign any option granted and may not exercise any options after a specified period subsequent to the termination of the optionee's employment with iBIZ. The Board may make amendments to the Stock Option Plan from time to time it deems proper and in the best interests of iBIZ provided it may not take any action which disqualifies any option granted under the Stock Option Plan as an incentive stock option or which adversely effects or impairs the rights of the holder of any option under the Stock Option Plan.

         A complete copy of the Stock Option Plan may be found attached hereto as EXHIBIT B.

Recommendation of the Board for Proposal No. 3:

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                 PROPOSAL NO. 4

                         EMPLOYEE 2001 STOCK OPTION PLAN

         At the Annual Meeting, the shareholders are being asked to approve the iBIZ Technology Corp. 2001 Stock Option Plan (the "2001 Stock Option Plan"). The 2001 Stock Option Plan was adopted by the Board on July 25, 2001. The 2001 Stock Option Plan provides for the grant of stock options to purchase common stock to eligible directors, officers, key employees, and service providers of iBIZ. The 2001 Stock Option Plan covers an aggregate maximum of ten million (10,000,000) shares of common stock and provides for the granting of both incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended) and non-qualified stock options (options which do not meet the requirements of Section 422). Under the 2001 Stock Option Plan, the exercise price may not be less than the fair market value of the common stock on the date of the grant of the option. As of September 30, 2001, 1,200,000 options (the "Options") had been granted (net of cancelled and exercised) under the plan at exercise prices of between $0.53 and $5.00. As of September 30, 2001, the market price of the stock was $0.03. The Options have been granted for periods ranging from one (1) to ten (10) years, subject to earlier cancellation upon termination of employment, resignation, disability and death. The Options vest pursuant to the terms of each individual option, which to date have ranged from immediate to a five (5) year period.

         The Board administers and interprets the 2001 Stock Option Plan and is authorized to grant options thereunder to all eligible persons. In the event the Board has at least two (2) members who are not either employees or officers of iBIZ or of any parent or subsidiary of iBIZ, the 2001 Stock Option Plan will be administered by a committee of not less than two (2) persons who are such independent directors. The Board designates the optionees, the number of shares subject to the options and the terms and conditions of each option. Certain changes in control of iBIZ, as defined in the 2001 Stock Option Plan, will cause the options to vest immediately. Each option granted under the 2001 Stock Option Plan must be exercised, if at all, during a period established in the grant that may not exceed ten (10) years from the date of grant. An optionee may not transfer or assign any option granted and may not exercise any options after a specified period subsequent to the termination of the optionee's employment with iBIZ. The Board may make amendments to the 2001 Stock Option Plan from time to time it deems proper and in the best interests of iBIZ provided it may not take any action which disqualifies any option granted under the 2001 Stock Option Plan as an incentive stock option or which adversely effects or impairs the rights of the holder of any option under the 2001 Stock Option Plan.

FEDERAL INCOME TAX ASPECTS OF THE 2001 STOCK OPTION PLAN

         THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2001 STOCK OPTION PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2001 STOCK OPTION PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

         The 2001 Stock Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Internal Revenue Code of 1986 (the "Code"). Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2001 Stock Option Plan.

          If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

          If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

          In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2001 Stock Option Plan.

          The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

         The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

         A complete copy of the 2001 Stock Option Plan may be found attached hereto as EXHIBIT C.

Recommendation of the Board for Proposal No. 4:

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                 PROPOSAL NO. 3

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board has appointed the firm of Moffitt & Co. PC, independent accountants, to be iBIZ's auditors for the year 2001 and recommends to stockholders that they vote for ratification of that appointment. Moffitt & Co. PC served in this capacity for the year 2000. Its representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions. None of the hours expended on Moffitt & Co.'s engagement to audit the Company's financial statements for fiscal 2000 were attributed to work performed by persons other than Moffitt & Co.'s full-time, permanent employees. The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for fiscal 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB's for fiscal 2000 amounted to approximately $30,000. The aggregate fees billed for the professional services described in para.
(c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Moffitt & Co. for fiscal 2000 amounted to $0. The aggregate fees billed for services rendered by Moffitt & Co., other than the services covered in the preceding sections, for fiscal 2000 amounted to $0. The appointment of auditors is approved annually by the Board and subsequently submitted to the stockholders for ratification. The decision of the Board is based on its reviews and approval in advance of the audit scope, the types of nonaudit services, and the estimated fees for the coming year. Before making its recommendation to the Board for appointment of Moffitt & Co. PC, the Board carefully considered that firm's qualifications as auditors for the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Board has expressed its satisfaction with Moffitt & Co. PC in all of these respects.

Recommendation of the Board for Proposal No. 3:

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                  OTHER MATTERS

         The Board knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                               ADDITIONAL INFORMATION

         The following information is provided to give shareholders a more comprehensive understanding of the Company in accordance with the disclosure requirements of the securities laws and regulations.

Voting Securities and Principal Holders Thereof

         As of March 31, 2001, there were 38,017,966 shares of common stock, par value $0.001 outstanding.


         The following table sets forth certain information regarding the beneficial ownership of the our common stock as of March 31, 2001, by:

o        all directors

o each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding common stock

o        each executive officer named in the Summary Compensation Table

o        all directors and executive officers as a group

         The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power. In addition, beneficial ownership includes any shares that the individual has the right to acquire within 60 days of March 31, 2001, through the exercise of any stock option or other right. Unless otherwise indicated, each person listed below has sole investment and voting power (or shares such powers with his or her spouse). In certain instances, the number of shares listed includes (in addition to shares owned directly), shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest.

---------------------------------------------------------------------------------------------------------
                                                Number of Shares of Common Stock Beneficially Owned
----------------------------------------------------------------------------------------------------------
Name and Address of  Beneficial Owner          Shares     Vested Options (1)    Total (1)     Percent (1)
----------------------------------------------------------------------------------------------------------
Kenneth W. Schilling(2)                        --------          225,000         225,000           *
1919 W. Lone Cactus Drive
Phoenix, AZ 85021

Moorea Trust(2)
1919 W. Lone Cactus Drive
Phoenix, AZ 85021                             9,710,480        ---------       9,710,480         25.54

Terry S. Ratliff
1919 W. Lone Cactus Drive
Phoenix, AZ 85021                             1,771,200          325,000       2,096,200         5.51

Mark H. Perkins
1919 W. Lone Cactus Drive
Phoenix, AZ 85021                             1,771,200          325,000       2,096,200         5.51

All directors and officers as group
(4 persons)(3)                               13,253,880        1,375,000      14,628,880         38.47
----------------------------------------------------------------------------------------------------------

     (1) Includes options vested on or before March 31, 2001. "*" means less than one percent.

     (2) Kenneth and Diane Schilling, husband and wife, hold the shares as trustees under the Moorea Trust dated December 18, 1991.

     (3) Includes Kenneth Schilling, Mark Perkins, Terry Ratliff, and James Ratliff.

Directors, Executive Officers, Promoters and Control Persons

-------------------------------- -------- ---------------------------------------------------------------
             Name                  Age                               Position
-------------------------------- -------- ---------------------------------------------------------------
Kenneth W. Schilling               49     President, Chief Executive Officer, Director
Terry S. Ratliff                   43     Vice President, Chief Financial Officer, Director
Mark H. Perkins                    37     Executive Vice President, Director
James A. Ratliff(1)                43     Chief Operating Officer

     (1) James Ratliff and Terry Ratliff were formerly husband and wife. Mr. Ratliff, while not a director, is included in this proxy to give shareholders a more complete understanding of the Company's management.

     Please see Proposal 1, above, for information respecting Ms. Ratliff and Messrs. Schilling and Perkins.

     James A. Ratliff joined iBIZ as Chief Operating Officer in January 2000. Prior to joining the iBIZ, Mr. Ratliff held the position of Director of Global Procurement at American Express from February 1998 to December 1999. From August 1995 to January 1998, Mr. Ratliff served as International Program Manager for AlliedSignal Aerospace, where he was responsible for the development of international partnerships. From 1991 through July 1995, Mr. Ratliff served as an International Buyer for Amoco Corporation. Mr. Ratliff earned an MBA and a BS in Purchasing Materials and Logistics from Arizona State University, where he graduated summa cum laude in 1991.

Section 16(a) Beneficial Ownership Reporting Compliance.

     On February 28, 2001, Mr. Schilling filed a delinquent Form 4 for the month of October 2000. On January 31, 2001, Mr. Ratliff filed a delinquent Form 3.

     On January 15, 2001, Mr. Ratliff filed a delinquent Form 4 for the month of August 2000.

Legal Proceedings

     iBIZ has been assessed approximately $62,000 in penalties and interest by the IRS in connection with payroll taxes due through the first quarter of 1999. iBIZ has paid the taxes, interest, and some portion of the penalty, but has requested an abatement of the remaining penalty imposed. iBIZ is awaiting a final disposition by the IRS.

     On February 28, 2001, the Securities and Exchange Commission commenced an administrative proceeding against iBIZ. IBIZ has negotiated and submitted a settlement offer, which has been formally approved by the Commission itself. Pursuant to this settlement agreement, an administrative order has been issued which orders iBIZ to cease and desist from committing or causing any future violations of Section 10(b) of the Securities and Exchange Act of 1934 and Rule 10b-5 thereunder. No other relief against iBIZ is being sought. This administrative proceeding is based on the Commission's allegations that iBIZ, through its President and CEO Ken Schilling, referenced certain reports prepared by Michael A. Furr in its press releases, and posted hyperlinks to Furr's reports on its website. The Commission alleges that the Furr reports contained false revenue and stock price projections. The Commission also alleges that iBIZ falsely characterized Furr as independent of iBIZ. IBIZ neither admits nor denies the allegations as part of the settlement offer.


Certain Relationships And Related Transactions

     While a private company, INVNSYS (now iBIZ) made loans totaling $992,037 to Kenneth Schilling. These loans are payable on demand and accrued interest at eight percent (8%) during 1997 and six percent (6%) during 1998 and 1999. As of January 31, 2001, the balance of the loans payable by Mr. Schilling to INVNSYS totaled approximately Three Hundred Eighty-Four Thousand Nine Hundred Eighty-Eight Dollars and Ninety-Four Cents ($384,988.94). Mr. Schilling, as trustee of the Moorea Trust, pledged 2,000,000 shares of iBIZ common stock to secure this debt.

     iBIZ leases its facility from Lone Cactus Capital Group, L.L.C., a limited liability company in which Kenneth Schilling is a member. iBIZ believes the terms of the lease are at an arms-length fair market rate.

Audit Committee

     iBIZ does not have an Audit Committee; however, Terry Ratliff is responsible for reviewing reports of the Company's financial results, audits, internal controls, and compliance with federal procurement laws and regulations. Ms. Ratliff recommends to the Board of Directors the selection of the Company's outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for the Company. Ms. Ratliff has reviewed and discussed the audited financial statements with management; discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented; received the written disclosures and the letter from the independent accountants required by Independence Standards Board
Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and, based on the review and discussions referred to above, Ms. Ratliff has recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Commission.

Executive Compensation

         The Board believes that leadership and motivation of our executives are critical to establishing iBIZ's preeminence both in the marketplace and as an investment for stockholders. The Board is responsible for ensuring that the individuals in executive positions are highly qualified and that they are compensated in a manner that furthers our business strategies and aligns their interests with those of the stockholders. To support this philosophy, the following principles provide a framework for the compensation program:

o offer competitive total compensation value that will attract the best talent to iBIZ; motivate individuals to perform at their highest levels; reward outstanding achievement; and retain those individuals with the leadership abilities and skills necessary for building long-term stockholder value.

o encourage executives to manage from the perspective of owners with an equity stake in iBIZ.

o iBIZ's compensation program for executive officers is targeted to provide highly competitive total compensation levels (including both annual and long-term incentives) for highly competitive performance.

         The following table sets forth certain compensation paid or accrued by us to certain of our executive officers during fiscal years ended 2000 and 1999.

                           Summary Compensation Table
-----------------------------------------------------------------------------------------------------------
                                                         Fiscal Year   Salary ($) Bonus      Options(1) (#)
                Name and Principal Position
-----------------------------------------------------------------------------------------------------------
  Kenneth W. Schilling, President & CEO                       1999     $200,000                 250,000
                                                              2000     $200,000  $40,000
  Terry S. Ratliff, Vice President, Chief Financial
  Officer, Director                                           1999      $88,000                 300,000
                                                              2000      $88,000  $40,000

  Mark H. Perkins, Executive Vice President, Director         1999      $88,000                 300,000
                                                              2000      $88,000  $40,000

     (1) Includes 50,000 options granted for service as a director of iBIZ.

                        Option Grants in Last Fiscal Year
     No options were granted during the fiscal year ended October 31, 2000.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

------------------------------------------------------------------------------------------------------------
                                                       Number of Unexercised      Value of Unexercised
                             Shares                   Options at Fiscal Year     In-the-Money Options at
                           Acquired on      Value        End Exercisable/     Fiscal Year End Exercisable/
          Name            Exercise (#)   Realized ($)     Un-exercisable           Un-exercisable (1)
------------------------------------------------------------------------------------------------------------
Kenneth W. Schilling           -0-            -0-          225,000/25,000                 $0/$0
Terry S. Ratliff               -0-            -0-          325,000/25,000                 $0/$0
Mark H. Perkins                -0-            -0-          325,000/25,000                 $0/$0
------------------------------------------------------------------------------------------------------------

     (1) Based on closing price of the Common Stock on October 31, 2000 of $0.4844 per share. None of the options are "in-the-money."

         There were no long-term incentive plans or rewards made in fiscal 2000.

                                  *************

         The Company's annual report on Form 10-KSB for the fiscal year ended October 31, 2000 and quarterly report on Form 10-QSB for the quarter ended July 31, 2001 are being delivered to you with this proxy statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to Terry S. Ratliff, iBIZ Technology Corp., 1919 West Lone Cactus, Phoenix, AZ 85021 telecopier number (623) 492-9921.


                                             By Order of the Board of Directors,

                                                            /s/ Terry S. Ratliff
                                                                Terry S. Ratliff
                                                                       Secretary


Phoenix, AZ
October 19, 2001

PROXY                                                                      PROXY


                              iBIZ TECHNOLOGY CORP.

            PROXY FOR ANNUAL MEETING TO BE HELD ON NOVEMBER 21, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Kenneth W. Schilling, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of iBIZ Technology Corp. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on November 21, 2001 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

         In his discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

       IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!


Dear Stockholder:

         We cordially invite you to attend the Annual Meeting of Stockholders of iBIZ Technology Corp. to be held at our offices at 1919 West Lone Cactus, Phoenix, AZ 85021 on November 21, 2001 at 10:00 a.m. (local time).

         Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-4

1.  Election of directors:

--------------------------------------------------- --------- --- ------------

Nominees:                                             For          Withhold
--------------------------------------------------- --------- --- ------------

Kenneth W. Schilling                                  [_]             [_]
--------------------------------------------------- --------- --- ------------

Terry S. Ratliff                                      [_]             [_]
--------------------------------------------------- --------- --- ------------

Mark H. Perkins                                       [_]             [_]

------------------------------------------------------------------- --- ---------- ---------- ------------

2.   Proposal  to  approve   the   amendment   of  the   Company's         For      Against     Abstain
certificate of incorporation to increase the authorized  amount of         [_]        [_]         [_]
common stock from 100,000,000  shares to 450,000,000  shares,  and authorize  the  creation  of  50,000,000  shares of "blank  check"
preferred stock.

------------------------------------------------------------------- --- ---------- ---------- ------------

3.  Proposal to approve the adoption of the  Company's  1999 Stock         For      Against     Abstain
Option Plan.                                                               [_]        [_]         [_]
------------------------------------------------------------------- --- ---------- ---------- ------------

4.  Proposal to approve the adoption of the  Company's  2001 Stock         For      Against     Abstain
Option Plan.                                                               [_]        [_]         [_]
------------------------------------------------------------------- --- ---------- ---------- ------------

5. Proposal to ratify appointment of accountants.                          For      Against     Abstain
                                                                           [_]        [_]         [_]
------------------------------------------------------------------- --- ---------- ---------- ------------


        If you plan to attend the Annual Meeting please mark this box [_]

Dated:________________, 2001

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                              IBIZ TECHNOLOGY CORP.

     iBIZ Technology Corp. (the "Corporation") a corporation organized and existing under and by virtue of the General Corporation Law of the State of Florida, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation, in lieu of meeting by consent, adopted the following resolution:

                  RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Corporation that
                  Article IV of the Certificate of Incorporation be amended to read as follows:

                  RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Corporation that
                  Article IV of the Certificate of Incorporation be superceded and replaced as follows:

                  Capital Stock. The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other annual rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

                  The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

                  Class             Par Value                 Authorized Shares         Total
                  ---------------------------------------------------------------------------
                  Common            $0.001                   450,000,000             $450,000
                  Preferred         $0.001                    50,000,000               50,000
                                                               ---------               ------

                  Totals:                                     500,000,000            $500,000


         RESOLVED, that the appropriate corporate officers be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Corporation to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability.

         SECOND: That the aforesaid amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section ? of the General Corporation Law of the State of Florida.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed this ?th day of ____2001.



                                                  By:___________________________
                                                Name: Kenneth W. Schilling
                                               Title: Chief Executive Officer

                                    EXHIBIT B

                              iBIZ TECHNOLOGY CORP.

                                STOCK OPTION PLAN

1. PURPOSE OF PLAN.

         (a) General Purpose. The purpose of iBIZ TECHNOLOGY CORP. STOCK OPTION PLAN ("Plan") is to further the interests of iBIZ TECHNOLOGY CORP., a Florida corporation (the "Corporation"), and its stockholders by providing an incentive based form of compensation to the directors, officers, key employees and service providers of the Corporation and by encouraging such persons to invest in shares of the Corporation's Common Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress and ongoing inducement to remain in the Corporation's employ, service or as a director.

         (b) Incentive Stock Options. Some one or more of the options granted under the Plan may be intended to qualify as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and any grant of such an option shall clearly specify that such option is intended to so qualify. If no such specification is made, an option granted hereunder shall not be intended to qualify as an "incentive stock option." The employees eligible to be considered for the grant of incentive stock options hereunder are any persons regularly employed by the Corporation in a managerial, professional or technical capacity on a full-time, salaried basis.

2. STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN.

         (a) Description of Stock and Maximum Shares Allocated. The stock subject to the provisions of the Plan and issuable upon exercise of options granted under the Plan are shares of the Corporation's Common Stock, $.001 par value, which may be either unissued or treasury shares, as the Corporation's Board of Directors (the "Board") may from time to time determine. Subject to adjustment as provided in Section 7, the aggregate number of shares of Common Stock covered by the Plan and issuable upon exercise of all options granted hereunder shall be 10,000,000 shares, which shares shall be reserved for use upon the exercise of options to be granted from time to time.

         (b) Restoration of Unpurchased Shares. If an option expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares subject to, but not issued under such option shall again be available for other options thereafter granted.

3. ADMINISTRATION; AMENDMENTS.

         (a) Administration by Committee. The Plan shall be administered by the Board of Directors or whenever the Board has at least two members who are not either employees or officers of the Corporation or of any parent or subsidiary of the Corporation ("Independent Directors") by a committee of not less than two persons who are Independent Directors (the "Compensation Committee"), with full power to administer the Plan, to interpret the Plan and to establish and amend rules and regulations for its administration. (The term "Compensation Committee" as used throughout this Plan shall 1 14 refer to the Board of Directors or a committee of two Independent Directors, whichever is administering the Plan at the time).

         (b) Exercise Price. Upon the grant of any option, the Compensation Committee shall specify the exercise price for the shares issuable upon exercise of options granted. In no event may an option exercise price per share be less than 100% of the Fair Market Value (as defined below) per share of the Corporation's Common Stock on the date such option is granted.

         (c) Fair Market Value. The Fair Market Value of a share on any particular day shall be determined as follows:

                  (1) If the shares are listed or admitted to trading on any securities exchange, the fair market value shall be the average sales price on such day on the New York Stock Exchange, or if the shares have not been listed or admitted to trading on the New York Stock Exchange, on such other securities exchange on which such stock is then listed or admitted to trading, or if no sale takes place on such day on any such exchange, the average of the closing bid and asked price on such day as officially quoted on any such exchange;

                  (2) If the shares are not then listed or admitted to trading on any securities exchange, the fair market value shall be the average sales price on such day or, if no sale takes place on such day, the average of the reported closing bid and asked price on such date, in the over-the-counter market as furnished by the National Association of Securities Dealers Automated Quotation ("NASDAQ"), or if NASDAQ at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Board; or

                  (3) If the shares are not then listed or admitted to trading in the over-the-counter market, the fair market value shall be the amount determined by the Board in a manner consistent with Treasury Regulation Section 20-2031-2 promulgated under the Code or in such other manner prescribed by the Secretary of the Treasury or the Internal Revenue Service.

         (d) Interpretation. The interpretation and construction by the Compensation Committee of the terms and provisions of this Plan and of the agreements governing options and rights granted under the Plan shall be final and conclusive. No member of the Compensation Committee shall be liable for any action taken or determination made in good faith.

         (e) Amendments to Plan. The Compensation Committee may, without action on the part of the stockholders of the Corporation, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem proper and in the best interests of the Corporation; provided that the Compensation Committee may not, without consent of the holder, take any action which disqualifies any option granted under the Plan as an incentive stock option for treatment as such or which adversely affects or impairs the rights of the holder of any option outstanding under the Plan.

4. PARTICIPANTS; DURATION OF PLAN.

         (a) Eligibility and Participation. Options may be granted in the total amount for the period as allocated by the Board as provided in Section 4(b) below only to persons who at the time of grant are directors, key employees of, or service providers to the Corporation, whether or not such persons are also members of the Board; provided, however, that no incentive stock option may be granted to a director of the Corporation unless such person is also an executive employee of the Corporation.

         (b) Allotment. The Board shall determine the aggregate number of shares of Common Stock which may be optioned from time to time but the Compensation Committee shall have sole authority to determine the number of shares and the recipient thereof to be optioned at any time. The Compensation Committee shall not be required to grant all options allocated by the Board for any given period if it determines, in its sole and exclusive judgment, that such grant is not in the best interests of the Corporation. The grant of an option to any person shall neither entitle such individual to, nor disqualify such individual from, participation in any other grant of options under the Plan.

         (c) Duration of Plan. The term of the Plan, unless previously terminated by the Board, is ten years or January 31, 2009. No option shall be granted under the Plan unless granted within ten years after the adoption of the Plan by the Board, but options outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

         (d) Approval of Stockholders. If the Board issues any incentive stock options, solely for the purposes of compliance with the Code provisions pertaining to incentive stock options, the Plan shall be submitted to the stockholders of the Corporation for their approval at a regular meeting to be held within twelve months after adoption of the Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting at the meeting. If the stockholders decline to approve the Plan at such meeting or if the Plan is not approved by the stockholders within twelve months after its adoption by the Board, no incentive stock options may be issued under the Plan but all options granted under the Plan shall remain in full force and effect regardless of Shareholder approval and the Plan may be used for future nonincentive stock option issuances. If shareholders fail to approve the Plan, all previously issued incentive stock options shall be automatically converted to nonincentive stock options.

5. TERMS AND CONDITIONS OF OPTIONS AND RIGHTS.

         (a) Individual Agreements. Options granted under the Plan shall be evidenced by agreements in such form as the Board from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 5.

         (b) Required Provisions. Each agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the option, (iii) the time at which the option becomes exercisable,
(iv) the scheduled expiration date of the option, (v) the vesting period(s) for such options, and (vi) the timing and conditions of issuance of any stock option exercise.

         (c) Period. No option granted under the Plan shall be exercisable for a period in excess of ten years from the date of its grant. All options granted shall be subject to earlier termination in the event of termination of employment, retirement or death of the holder as provided in Section 6 or as otherwise set forth in the agreement granting the option. An option may be exercised in full or in part at any time or from time to time during the term thereof, or provide for its exercise in stated installments at stated times during such term.

         (d) No Fractional Shares. Options shall be granted and exercisable only for whole shares; no fractional shares will be issuable upon exercise of any option granted under the Plan.

         (e) Method of Exercising Option. Options shall be exercised by written notice to the Corporation, addressed to the Corporation at its principal place of business. Such notice shall state the election to exercise the option and the number of shares with respect to which it is being exercised, and shall be signed by the person exercising the option. Such notice shall be accompanied (i) by the certificate described in Section 8(b) and (ii) by payment in full of the exercise price for the number of shares being purchased. Payment may be made in cash or by bank cashier's check, except that, if and to the extent the instrument evidencing the option so provides and if the Company is not then prohibited from purchasing or acquiring shares of such stock. In lieu of cash, such payment may be made in whole or in part with shares of the same class of stock as are then subject to the option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the option) on the day preceding the date of exercise. Alternatively, the Grantee may, in lieu of using previously outstanding shares therefore, use some of the shares as to which the option is then being exercised. The Corporation shall deliver a certificate or certificates representing the option shares to the purchaser as soon as practicable after payment for those shares has been received. If an option is exercised by any person other than the optionholder, such notice shall be accompanied by appropriate proof of the right of such person to exercise the option. All shares that are purchased and paid for in full upon the exercise of an option shall be fully paid and non-assessable.

         (f) No Rights of a Stockholder. An optionholder shall have no rights as a stockholder with respect to shares covered by an option. No adjustment will be made for dividends with respect to an option for which the record date is prior to the date a stock certificate is issued upon exercise of an option. Upon exercise of an option, the holder of the shares of Common Stock so received shall have all rights of a stockholder of the Corporation as of the date of issuance.

         (g) Compliance with Law. No shares of Corporation Common Stock shall be issued or transferred upon the exercise of any option unless and until all legal requirements applicable to the issuance or transfer of such shares have been completed.

         (h) Other Provisions. The option agreements may contain such other provisions as the Board deems necessary to effectuate the sense and purpose of the Plan, including covenants on the holder's part not to compete and remedies to the Corporation in the event of the breach of any such covenant.

6. TERMINATION OF EMPLOYMENT; ASSIGNABILITY; DEATH.

         (a) Termination of Employment. If any optionholder ceases to be a director or employee of the Corporation, or ceases to render services pursuant to a consulting, management or other agreement, other than for death, disability or discharge for cause, such holder (or successors or transferees) may, within six months after the date of termination (three months in the case of incentive stock options), unless otherwise stated by agreement, but in no event after the stated expiration date, purchase some or all of the shares with respect to which such optionholder was entitled to exercise such option, on the date such employment, directorship, or consulting relationship terminated and the option shall thereafter be void for all purposes. Any termination of an agreement pursuant to which services are rendered to the Corporation by any party who is an optionholder, without a renewal of that agreement or entry into a similar successor agreement, may be treated as a termination of the employment of the third party.

         (b) Assignability. Options granted under the Plan and the privileges conferred thereby shall not be assignable or transferable, unless the Compensation Committee provides otherwise. Options shall be exercisable by such transferee as set forth in this Section 6.

         (c) Disability. If the employment or directorship of the optionholder is terminated due to disability, the optionholder (or transferee of the optionholder) may exercise the options, in whole or in part, to the extent they were exercisable on the date when the optionholder's employment or directorship terminated, at any time prior to the expiration date of the options or within one year of the date of termination of employment or directorship, whichever is earlier.

         (d) Discharge for Cause. If the employment or directorship of the optionholder with the Corporation is terminated due to discharge for cause, the options shall terminate upon receipt by the optionholder of notice of such termination or the effective date of the termination, whichever is earlier. Discharge for cause shall include discharge for personal dishonesty, willful misconduct in performance of duties, failure, impairment or inability to perform required duties, inefficiencies or omissions in performing required duties, breach of fiduciary duty or conviction of any felony or crime of moral turpitude. The Compensation Committee shall have the sole and exclusive right to determine whether the optionholder has been discharged for cause for purposes of the Plan and the date of such discharge.

         (e) Death of Holder. If optionholder dies while in the Corporation's employ or while rendering consulting services to the Corporation, an option shall be exercisable until the stated expiration date thereof by the person or persons ("successors") to whom the holder's rights pass under will or by the laws of descent and distribution or by transferees of the optionholders, as the case may be, but only to the extent that the holder was entitled to exercise the option at the date of death. An option may be exercised (and payment of the option price made in full) by the successors or transferees only after written notice to the Corporation, specifying the number of shares to be purchased or rights to be exercised. Such notice shall comply with the provisions of Section 5(e), and shall be accompanied by the certificate required by Section 8(b).

7. CERTAIN ADJUSTMENTS.

         (a) Capital Adjustments. Except as limited by Section 422 of the Code, the aggregate number of shares of Common Stock subject to the Plan, the number of shares covered by outstanding options, and the price per share stated in such options shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without receipt by the Corporation of consideration therefor in money, services or property.

8. DELIVERY OF STOCK; LEGENDS, REPRESENTATIONS.

         (a) Legend on Certificates. All certificates representing shares of Common Stock issued upon exercise of options granted under the Plan shall be endorsed with a legend reading as follows: The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Corporation and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder.

         (b) Private Offering for Investment Only. The options are and shall be made available only to a limited number of present and future key executives, directors, services providers and key employees who have knowledge of the Corporation's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Corporation, but to encourage stock ownership among the Corporation's key personnel. By the act of accepting an option, each optionholder agrees (i) that, if he, his successors, or his transferees exercise his option, he his successors, or his transferees will purchase the subject shares solely for investment and not with any intention at such time to resell or redistribute those shares, and (ii) that he, his successors, or his transferees will confirm such intention by an appropriate certificate at the time the option is exercised. However, the neglect or failure to execute such a certificate shall not limit or negate the foregoing agreement.

9. COMPLIANCE WITH LEGAL REQUIREMENTS.

         (a) For Investment Only. If, at the time of exercise of this option, there is not in effect as to the Option Shares being purchased a registration statement under the Securities Act of 1933, as amended (or any successor statute) (collectively the 1933 Act"), then the exercise of this option shall be effective only upon receipt by the Corporation from the key employee or service provider (or his legal representatives or heirs) of a written representation that the option shares are being purchased for investment and not for distribution.

         (b) Registration Statement Preparation. The key employee or service provider hereby agrees to supply the Corporation with such information and to cooperate with the Corporation, as the Corporation may reasonably request, in connection with the preparation and filing of the registration statements and amendments thereto under the Securities Act of 1933 and applicable state statutes and regulations applicable to the option shares. The Corporation shall not be liable for failure to issue any such option shares where such opinion of counsel cannot be obtained within the period specified for the exercise of the option, or where such registration is required in the opinion of counsel. If shares of Common Stock of the Corporation are, at the time of the exercise of this option, listed upon a securities exchange, the exercise of this option shall be contingent upon completion of the necessary steps to list the option shares being purchased upon such securities exchange.

         (c) Additional Restrictions on Option Exercise. Officers or any other employee or service providers who are privy to material confidential information of the Company as determined by the Committee may only exercise options during the period commencing three days following the release for publication of quarterly or annual financial information regarding the Corporation and ending two weeks prior to the end of the then current fiscal quarter of the Corporation (the "Release Period").

         A "release for publication" shall be deemed to be satisfied if the specified financial data appears:

(1)      On a wire service;
(2)      A financial news service;
(3)      In a newspaper of general circulation; or
(4) Is otherwise made publicly available. Notwithstanding any provision to the contrary contained herein, a key employee or service provider may exercise options only so long as such exercise does not violate the law or any rule or regulation adopted by the appropriate governmental authority.

10. APPLICATION OF FUNDS.

The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of options will be used for general corporate purposes.

11. WITHHOLDING OF TAXES. The Corporation shall have the right to deduct from any other compensation of the option holder any federal, state or locate income taxes (including FICA) required by law to be withheld with respect to the granting or exercise of any options.

 DATED January 31, 2001 and amended on August 3, 2001.

                                           iBIZ TECHNOLOGY CORP.,
                                           a Florida corporation
                                        By __________________
                                           Kenneth Schilling,
                                           President and Chief Executive Officer


ATTESTED BY:

Name:  ____________________________
Title: Secretary

                                    EXHIBIT C

                              iBIZ TECHNOLOGY CORP.

                             2001 STOCK OPTION PLAN

1. PURPOSE OF PLAN.

         (a) General Purpose. The purpose of iBIZ TECHNOLOGY CORP. STOCK OPTION PLAN ("Plan") is to further the interests of iBIZ TECHNOLOGY CORP., a Florida corporation (the "Corporation"), and its stockholders by providing an incentive based form of compensation to the directors, officers, key employees and service providers of the Corporation and by encouraging such persons to invest in shares of the Corporation's Common Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress and ongoing inducement to remain in the Corporation's employ, service or as a director.

         (b) Incentive Stock Options. Some one or more of the options granted under the Plan may be intended to qualify as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and any grant of such an option shall clearly specify that such option is intended to so qualify. If no such specification is made, an option granted hereunder shall not be intended to qualify as an "incentive stock option." The employees eligible to be considered for the grant of incentive stock options hereunder are any persons regularly employed by the Corporation in a managerial, professional or technical capacity on a full-time, salaried basis.

2. STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN.

         (a) Description of Stock and Maximum Shares Allocated. The stock subject to the provisions of the Plan and issuable upon exercise of options granted under the Plan are shares of the Corporation's Common Stock, $.001 par value, which may be either unissued or treasury shares, as the Corporation's Board of Directors (the "Board") may from time to time determine. Subject to adjustment as provided in Section 7, the aggregate number of shares of Common Stock covered by the Plan and issuable upon exercise of all options granted hereunder shall be 10,000,000 shares, which shares shall be reserved for use upon the exercise of options to be granted from time to time.

         (b) Restoration of Unpurchased Shares. If an option expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares subject to, but not issued under such option shall again be available for other options thereafter granted.

3. ADMINISTRATION; AMENDMENTS.

         (a) Administration by Committee. The Plan shall be administered by the Board of Directors or whenever the Board has at least two members who are not either employees or officers of the Corporation or of any parent or subsidiary of the Corporation ("Independent Directors") by a committee of not less than two persons who are Independent Directors (the "Compensation Committee"), with full power to administer the Plan, to interpret the Plan and to establish and amend rules and regulations for its administration. (The term "Compensation Committee" as used throughout this Plan shall 1 14 refer to the Board of Directors or a committee of two Independent Directors, whichever is administering the Plan at the time).

         (b) Exercise Price. Upon the grant of any option, the Compensation Committee shall specify the exercise price for the shares issuable upon exercise of options granted. In no event may an option exercise price per share be less than 100% of the Fair Market Value (as defined below) per share of the Corporation's Common Stock on the date such option is granted.

         (c) Fair Market Value. The Fair Market Value of a share on any particular day shall be determined as follows:

                  (1) If the shares are listed or admitted to trading on any securities exchange, the fair market value shall be the average sales price on such day on the New York Stock Exchange, or if the shares have not been listed or admitted to trading on the New York Stock Exchange, on such other securities exchange on which such stock is then listed or admitted to trading, or if no sale takes place on such day on any such exchange, the average of the closing bid and asked price on such day as officially quoted on any such exchange;

                  (2) If the shares are not then listed or admitted to trading on any securities exchange, the fair market value shall be the average sales price on such day or, if no sale takes place on such day, the average of the reported closing bid and asked price on such date, in the over-the-counter market as furnished by the National Association of Securities Dealers Automated Quotation ("NASDAQ"), or if NASDAQ at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Board; or

                  (3) If the shares are not then listed or admitted to trading in the over-the-counter market, the fair market value shall be the amount determined by the Board in a manner consistent with Treasury Regulation Section 20-2031-2 promulgated under the Code or in such other manner prescribed by the Secretary of the Treasury or the Internal Revenue Service.

         (d) Interpretation. The interpretation and construction by the Compensation Committee of the terms and provisions of this Plan and of the agreements governing options and rights granted under the Plan shall be final and conclusive. No member of the Compensation Committee shall be liable for any action taken or determination made in good faith.

         (e) Amendments to Plan. The Compensation Committee may, without action on the part of the stockholders of the Corporation, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem proper and in the best interests of the Corporation; provided that the Compensation Committee may not, without consent of the holder, take any action which disqualifies any option granted under the Plan as an incentive stock option for treatment as such or which adversely affects or impairs the rights of the holder of any option outstanding under the Plan.

4. PARTICIPANTS; DURATION OF PLAN.

         (a) Eligibility and Participation. Options may be granted in the total amount for the period as allocated by the Board as provided in Section 4(b) below only to persons who at the time of grant are directors, key employees of, or service providers to the Corporation, whether or not such persons are also members of the Board; provided, however, that no incentive stock option may be granted to a director of the Corporation unless such person is also an executive employee of the Corporation.

         (b) Allotment. The Board shall determine the aggregate number of shares of Common Stock which may be optioned from time to time but the Compensation Committee shall have sole authority to determine the number of shares and the recipient thereof to be optioned at any time. The Compensation Committee shall not be required to grant all options allocated by the Board for any given period if it determines, in its sole and exclusive judgment, that such grant is not in the best interests of the Corporation. The grant of an option to any person shall neither entitle such individual to, nor disqualify such individual from, participation in any other grant of options under the Plan.

         (c) Duration of Plan. The term of the Plan, unless previously terminated by the Board, is ten years or January 31, 2009. No option shall be granted under the Plan unless granted within ten years after the adoption of the Plan by the Board, but options outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

         (d) Approval of Stockholders. If the Board issues any incentive stock options, solely for the purposes of compliance with the Code provisions pertaining to incentive stock options, the Plan shall be submitted to the stockholders of the Corporation for their approval at a regular meeting to be held within twelve months after adoption of the Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting at the meeting. If the stockholders decline to approve the Plan at such meeting or if the Plan is not approved by the stockholders within twelve months after its adoption by the Board, no incentive stock options may be issued under the Plan but all options granted under the Plan shall remain in full force and effect regardless of Shareholder approval and the Plan may be used for future nonincentive stock option issuances. If shareholders fail to approve the Plan, all previously issued incentive stock options shall be automatically converted to nonincentive stock options.

5. TERMS AND CONDITIONS OF OPTIONS AND RIGHTS.

         (a) Individual Agreements. Options granted under the Plan shall be evidenced by agreements in such form as the Board from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 5.

         (b) Required Provisions. Each agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the option, (iii) the time at which the option becomes exercisable,
(iv) the scheduled expiration date of the option, (v) the vesting period(s) for such options, and (vi) the timing and conditions of issuance of any stock option exercise.

         (c) Period. No option granted under the Plan shall be exercisable for a period in excess of ten years from the date of its grant. All options granted shall be subject to earlier termination in the event of termination of employment, retirement or death of the holder as provided in Section 6 or as otherwise set forth in the agreement granting the option. An option may be exercised in full or in part at any time or from time to time during the term thereof, or provide for its exercise in stated installments at stated times during such term.

         (d) No Fractional Shares. Options shall be granted and exercisable only for whole shares; no fractional shares will be issuable upon exercise of any option granted under the Plan.

         (e) Method of Exercising Option. Options shall be exercised by written notice to the Corporation, addressed to the Corporation at its principal place of business. Such notice shall state the election to exercise the option and the number of shares with respect to which it is being exercised, and shall be signed by the person exercising the option. Such notice shall be accompanied (i) by the certificate described in Section 8(b) and (ii) by payment in full of the exercise price for the number of shares being purchased. Payment may be made in cash or by bank cashier's check, except that, if and to the extent the instrument evidencing the option so provides and if the Company is not then prohibited from purchasing or acquiring shares of such stock. In lieu of cash, such payment may be made in whole or in part with shares of the same class of stock as are then subject to the option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the option) on the day preceding the date of exercise. Alternatively, the Grantee may, in lieu of using previously outstanding shares therefore, use some of the shares as to which the option is then being exercised. The Corporation shall deliver a certificate or certificates representing the option shares to the purchaser as soon as practicable after payment for those shares has been received. If an option is exercised by any person other than the optionholder, such notice shall be accompanied by appropriate proof of the right of such person to exercise the option. All shares that are purchased and paid for in full upon the exercise of an option shall be fully paid and non-assessable.

         (f) No Rights of a Stockholder. An optionholder shall have no rights as a stockholder with respect to shares covered by an option. No adjustment will be made for dividends with respect to an option for which the record date is prior to the date a stock certificate is issued upon exercise of an option. Upon exercise of an option, the holder of the shares of Common Stock so received shall have all rights of a stockholder of the Corporation as of the date of issuance.

         (g) Compliance with Law. No shares of Corporation Common Stock shall be issued or transferred upon the exercise of any option unless and until all legal requirements applicable to the issuance or transfer of such shares have been completed.

         (h) Other Provisions. The option agreements may contain such other provisions as the Board deems necessary to effectuate the sense and purpose of the Plan, including covenants on the holder's part not to compete and remedies to the Corporation in the event of the breach of any such covenant.

6. TERMINATION OF EMPLOYMENT; ASSIGNABILITY; DEATH.

         (a) Termination of Employment. If any optionholder ceases to be a director or employee of the Corporation, or ceases to render services pursuant to a consulting, management or other agreement, other than for death, disability or discharge for cause, such holder (or successors or transferees) may, within six months after the date of termination (three months in the case of incentive stock options), but in no event after the stated expiration date, purchase some or all of the shares with respect to which such optionholder was entitled to exercise such option, on the date such employment, directorship, or consulting relationship terminated and the option shall thereafter be void for all purposes. Any termination of an agreement pursuant to which services are rendered to the Corporation by any party who is an optionholder, without a renewal of that agreement or entry into a similar successor agreement, may be treated as a termination of the employment of the third party.

         (b) Assignability. Options granted under the Plan and the privileges conferred thereby shall not be assignable or transferable, unless the Compensation Committee provides otherwise. Options shall be exercisable by such transferee as set forth in this Section 6.

         (c) Disability. If the employment or directorship of the optionholder is terminated due to disability, the optionholder (or transferee of the optionholder) may exercise the options, in whole or in part, to the extent they were exercisable on the date when the optionholder's employment or directorship terminated, at any time prior to the expiration date of the options or within one year of the date of termination of employment or directorship, whichever is earlier.

         (d) Discharge for Cause. If the employment or directorship of the optionholder with the Corporation is terminated due to discharge for cause, the options shall terminate upon receipt by the optionholder of notice of such termination or the effective date of the termination, whichever is earlier. Discharge for cause shall include discharge for personal dishonesty, willful misconduct in performance of duties, failure, impairment or inability to perform required duties, inefficiencies or omissions in performing required duties, breach of fiduciary duty or conviction of any felony or crime of moral turpitude. The Compensation Committee shall have the sole and exclusive right to determine whether the optionholder has been discharged for cause for purposes of the Plan and the date of such discharge.

         (e) Death of Holder. If optionholder dies while in the Corporation's employ or while rendering consulting services to the Corporation, an option shall be exercisable until the stated expiration date thereof by the person or persons ("successors") to whom the holder's rights pass under will or by the laws of descent and distribution or by transferees of the optionholders, as the case may be, but only to the extent that the holder was entitled to exercise the option at the date of death. An option may be exercised (and payment of the option price made in full) by the successors or transferees only after written notice to the Corporation, specifying the number of shares to be purchased or rights to be exercised. Such notice shall comply with the provisions of Section 5(e), and shall be accompanied by the certificate required by Section 8(b).

7. CERTAIN ADJUSTMENTS.

         (a) Capital Adjustments. Except as limited by Section 422 of the Code, the aggregate number of shares of Common Stock subject to the Plan, the number of shares covered by outstanding options, and the price per share stated in such options shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without receipt by the Corporation of consideration therefor in money, services or property.

8. DELIVERY OF STOCK; LEGENDS, REPRESENTATIONS.

         (a) Legend on Certificates. All certificates representing shares of Common Stock issued upon exercise of options granted under the Plan shall be endorsed with a legend reading as follows: The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Corporation and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder.

         (b) Private Offering for Investment Only. The options are and shall be made available only to a limited number of present and future key executives, directors, services providers and key employees who have knowledge of the Corporation's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Corporation, but to encourage stock ownership among the Corporation's key personnel. By the act of accepting an option, each optionholder agrees (i) that, if he, his successors, or his transferees exercise his option, he his successors, or his transferees will purchase the subject shares solely for investment and not with any intention at such time to resell or redistribute those shares, and (ii) that he, his successors, or his transferees will confirm such intention by an appropriate certificate at the time the option is exercised. However, the neglect or failure to execute such a certificate shall not limit or negate the foregoing agreement.

9. COMPLIANCE WITH LEGAL REQUIREMENTS.

         (a) For Investment Only. If, at the time of exercise of this option, there is not in effect as to the Option Shares being purchased a registration statement under the Securities Act of 1933, as amended (or any successor statute) (collectively the 1933 Act"), then the exercise of this option shall be effective only upon receipt by the Corporation from the key employee or service provider (or his legal representatives or heirs) of a written representation that the option shares are being purchased for investment and not for distribution.

         (b) Registration Statement Preparation. The key employee or service provider hereby agrees to supply the Corporation with such information and to cooperate with the Corporation, as the Corporation may reasonably request, in connection with the preparation and filing of the registration statements and amendments thereto under the Securities Act of 1933 and applicable state statutes and regulations applicable to the option shares. The Corporation shall not be liable for failure to issue any such option shares where such opinion of counsel cannot be obtained within the period specified for the exercise of the option, or where such registration is required in the opinion of counsel. If shares of Common Stock of the Corporation are, at the time of the exercise of this option, listed upon a securities exchange, the exercise of this option shall be contingent upon completion of the necessary steps to list the option shares being purchased upon such securities exchange.

         (c) Additional Restrictions on Option Exercise. Officers or any other employee or service providers who are privy to material confidential information of the Company as determined by the Committee may only exercise options during the period commencing three days following the release for publication of quarterly or annual financial information regarding the Corporation and ending two weeks prior to the end of the then current fiscal quarter of the Corporation (the "Release Period").

         A "release for publication" shall be deemed to be satisfied if the specified financial data appears:

(5)      On a wire service;
(6)      A financial news service;
(7)      In a newspaper of general circulation; or
(8) Is otherwise made publicly available. Notwithstanding any provision to the contrary contained herein, a key employee or service provider may exercise options only so long as such exercise does not violate the law or any rule or regulation adopted by the appropriate governmental authority.

10. APPLICATION OF FUNDS.

The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of options will be used for general corporate purposes.

11. WITHHOLDING OF TAXES. The Corporation shall have the right to deduct from any other compensation of the option holder any federal, state or locate income taxes (including FICA) required by law to be withheld with respect to the granting or exercise of any options.

 DATED July 25, 2001.

                                           iBIZ TECHNOLOGY CORP.,
                                           a Florida corporation
                                        By __________________
                                           Kenneth Schilling,
                                           President and Chief Executive Officer


ATTESTED BY:

Name:____________________________
 Title: Secretary